UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 2, 2024 (June 26, 2024)

MOUNTAIN & CO. I ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-41021	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4001 Kennett Pike, Suite 302 Wilmington, Delaware 19807	19807
(Address of principal executive offices)	(Zip Code)

+1 302 273 0765
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	MCAA	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	MCAAW	The Nasdaq Stock Market LLC
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	MCAAU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02	Termination of a Material Definitive Agreement.

On August 11, 2023, Mountain & Co. I Acquisition Corp., a Cayman Islands exempted company (“MCAA”), and Futbol Club Barcelona, a sport association (asociación deportiva) (“FCB”), entered into a Business Combination Agreement, by and among MCAA, FCB, and Barça Produccions S.L., a Spanish limited liability corporation wholly owned by FCB, as amended on September 8, 2023, as amended and restated on October 26, 2023, and as amended on April 15, 2024 (the “Amended and Restated Business Combination Agreement”).

As previously disclosed, on June 28, 2024, MCAA and FCB announced the termination of the Amended and Restated Business Combination Agreement.  MCAA is filing this Current Report on Form 8-K to provide disclosures required by this Item 1.02 with respect to the related termination agreement (the “Termination Agreement”), dated June 28, 2024, between the parties. Pursuant to the Termination Agreement, among other items, (i) the Amended and Restated Business Combination Agreement is terminated in its entirety, (ii) MCAA, for itself, and on behalf of its affiliates, fully releases and discharges FCB and its representatives from all Mountain Released Claims (as defined in the Termination Agreement), and (iii) FCB, for itself, and on behalf of its affiliates, fully releases and discharges MCAA and its representatives from all FCB Released Claims (as defined in the Termination Agreement), in each case with respect to the Amended and Restated Business Combination Agreement, the Ancillary Documents (as defined in the Amended and Restated Business Combination Agreement) and the transactions contemplated by the Amended and Restated Business Combination Agreement, in each case except for any claims, if any, based upon a breach of the Termination Agreement or in the case of fraud or any willful and material breach of the Amended and Restated Business Combination Agreement and for customary obligations that survive the termination thereof (such as confidentiality obligations).

Upon the termination of the Amended and Restated Business Combination Agreement, the Sponsor Support Agreement, dated as of August 11, 2023, by and among Mountain & Co. I Sponsor LLC, certain other holders set forth on Schedule I thereto, MCAA and BP was automatically terminated in accordance with its terms.

The parties reached the decision to mutually agree to terminate the Amended and Restated Business Combination Agreement to focus on other near-term business opportunities. MCAA intends to pursue alternative business combination opportunities.

A copy of the Termination Agreement is filed with this current report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference, and the foregoing description of the Termination Agreement is qualified in its entirety by reference thereto.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On June 27, 2024, MCAA notified Nasdaq that, as a result of the resignation of Miles Gilburne from MCAA’s Board of Directors (the “Board”) (as described in Item 5.02 of this Current Report on Form 8-K), MCAA was no longer in compliance with Nasdaq Listing Rule 5605(c)(2)(A), which requires MCAA’s Audit Committee to be composed of at least three independent directors, and Nasdaq Listing Rule 5605(b)(1), which requires a majority of the Board to be comprised of Independent Directors.

Pursuant to Nasdaq Listing Rule 5605(c)(4)(B) and 5605(b)(1)(A), MCAA is entitled to a cure period to regain compliance with Nasdaq Listing Rule 5605(c)(2)(A) and 5605(b)(1). MCAA expects to be compliant with the Audit Committee composition requirements of Nasdaq Listing Rule 5605(c)(2)(A) and the Independent Directors requirements of Nasdaq Listing Rule 5605(b)(1) by or before the end of the cure period.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 26, 2024, Miles Gilburne resigned as a director of MCAA. Mr. Gilburne’s decision to resign was not the result of any dispute or disagreement with MCAA on any matter relating to MCAA’s operation, policies (including accounting or financial policies) or practices.

Forward-Looking Statements

This Form 8-K contains certain “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact contained in this Form 8-K are forward-looking statements. Some of these forward-looking statements can be identified by the use of forward-looking words, including “may,” “should,” “expect,” “intend,” “will,” “anticipate,” “believe,” “predict,” “plan,” “targets,” “projects,” “could,” “would,” “continue,” or the negatives of these terms or variations of them or similar expressions. All forward-looking statements are subject to risks, uncertainties and other factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. For example, there can be no assurance that MCAA will regain compliance with Nasdaq Listing Rule 5605(c)(4)(B) and 5605(b)(1)(A) or otherwise meet Nasdaq compliance standards. All forward-looking statements are based upon estimates, forecasts and assumptions that, while considered reasonable by MCAA and its management, are inherently uncertain and many factors may cause the actual results to differ materially from current expectations which include, but are not limited to the risks and uncertainties set forth under the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements and Risk Factor Summary” in MCAA’s Annual Report on Form 10-K for the year ended December 31, 2023, which was filed with the Securities and Exchange Commission (the “SEC”) on May 23, 2024, as such factors may be updated from time to time in MCAA’s filings with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made and MCAA does not undertake any duty to update these forward-looking statements, except as otherwise required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Termination of Amended and Restated Business Combination Agreement, dated as of June 28, 2024, by and among Mountain & Co. I Acquisition Corp., Futbol Club Barcelona and Barça Produccions S.L.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 2, 2024	MOUNTAIN & CO. I ACQUISITION CORP.

	By:	/s/ Alexander Hornung
	Name:	Alexander Hornung
	Title:	Chief Financial Officer